Exhibit 99.2

ASC 606 Investor Presentation

Copyright © Veeva Systems 2018 Multi-year contracts with ramping fees: In multi-year arrangements with ramping fees (e.g., Year 1 fees of $1M, Year 2 fees of $2M, and Year 3 fees of $3M), 606 dictates that revenue be recognized equally over each year of the arrangement. −Relative to 605, more revenue (which will be unbilled) will be recognized in early years of the arrangement; less revenue in later years. −Application of this treatment depends on the terms of the customers’ arrangements. Capitalized commissions: We previously expensed commissions in the period they were incurred. Going forward we will capitalize commissions and amortize over a 3-year term. Calculated billings: Under 606, the billings calculation will have to change to account for unbilled receivables. −New formula Calculated billings = Revenue + change in deferred revenue –change in unbilled receivables. −Using this formula, there is no change to calculated billings. No change to cash flows Note: The following pages detail the anticipated impact of ASC 606 to FY17 & FY18 financials. These numbers are subject to change and will be finalized in our Form 10-K. Primary impacts from 606 transition FY17 & FY18 will be restated under the full retrospective method

Copyright © Veeva Systems 2018 Total revenue ($M) 544 686 551 691 FY2017 FY2018 605 606 All 606 impacts are in subscription revenue; services revenue unchanged YOY growth: 26% YOY growth: 25%

Copyright © Veeva Systems 2018 GAAP operating expenses & margin 262 323 256 321 FY2017 FY2018 605 606 Operating expenses ($M) 20% 22% 22% 23% FY2017 FY2018 605 606 Operating margin (%)

Copyright © Veeva Systems 2018 Non-GAAP operating expenses & margin 223 277 217 275 FY2017 FY2018 605 606 Non-GAAP operating expenses ($M) 29% 31% 31% 32% FY2017 FY2018 605 606 Non-GAAP operating margin (%) Note: GAAP to Non-GAAP reconciliation tables available in the Appendix.

Copyright © Veeva Systems 2018 Quarterly detail –GAAP ($M) FY'17 Q1'18 Q2'18 Q3'18 Q4'18 FY'18 ASC 605 reported Total revenue $ 544 $ 158 $ 167 $ 176 $ 185 $ 686 GAAP cost of revenue 174 49 51 53 59 212 GAAP opex 262 72 79 81 91 323 GAAP operating profit $ 108 $ 37 $ 37 $ 42 $ 35 $ 151 % operating margin 20% 24% 22% 24% 19% 22% GAAP diluted EPS $ 0.47 $ 0.24 $ 0.25 $ 0.22 $ 0.22 $ 0.92 ASC 606 restated Total revenue $ 551 $ 160 $ 168 $ 177  $ 186 $ 691 GAAP cost of revenue 174 49 51 53 59 212 GAAP opex 256 72 79 81 89 321 GAAP operating profit $ 121 $ 39 $ 38 $ 43 $ 38 $ 158 % operating margin 22% 24%  23% 24% 20% 23% GAAP diluted EPS $ 0.53 $ 0.25 $ 0.25 $ 0.23 $ 0.25 $ 0.97

Copyright © Veeva Systems 2018 Quarterly detail –non-GAAP Note: GAAP to Non-GAAP reconciliation tables available in the Appendix. ($M) FY'17  Q1'18 Q2'18 Q3'18 Q4'18 FY'18 ASC 605 reported Total revenue $ 544 $ 158 $ 167 $ 176 $ 185 $ 686 Non-GAAP cost of revenue 162 45 47 49 55 197 Non-GAAP opex 223 62 68 69 78 277 Non-GAAP operating profit $ 159 $ 51 $ 52 $ 58 $ 52 $ 212 % operating margin 29%  32% 31% 33% 28% 31% Non-GAAP diluted EPS $ 0.73 $ 0.22 $ 0.23 $ 0.25 $ 0.23 $ 0.93 ASC 606 restated Total revenue $ 551 $ 160 $ 168 $ 177 $ 186 $ 691 Non-GAAP cost of revenue 162 45 47 49 55 197 Non-GAAP opex 217 62 68 69 76 275 Non-GAAP operating profit $ 172 $ 53 $ 53 $ 59 $ 55 $ 219 % operating margin 31% 33% 32% 33% 29% 32% Non-GAAP diluted EPS $ 0.79 $ 0.23 $ 0.24 $ 0.25 $ 0.24 $ 0.96

Copyright © Veeva Systems 2018 Selected balance sheet items FY17 FY18 ($M) ASC 605 reported ASC 606 restated ASC 605 reported ASC 606 restated Assets Unbilled accounts receivable* $ 6 $ 9 $ 9 $ 13 Deferred costs, net, noncurrent — 28 — 30 Deferred income taxes, non-current 16 6 6 — Liabilities Deferred revenue $ 214 $ 209 $ 275 $ 267 Deferred income taxes, non-current 13 13 7 10 Stockholders’ equity: Retained earnings $ 213 $ 238 $ 355 $ 388 *Unbilled accounts receivable was previously reported as a component of Accounts Receivable, net, in consolidated balance sheet and prior to the adoption of 606 represented our unbilled professional services revenue for the last month of the fiscal period.

Appendix

Quarterly detail – GAAP to non-GAAP reconciliation

($M)	Three Months Ended April 30, 2017		Three Months Ended July 31, 2017		Three Months Ended October 31, 2017		Three Months Ended January 31, 2018	
	As reported	ASC606 restated	As reported	ASC606 restated	As reported	ASC606 restated	As reported	ASC606 restated
GAAP cost of revenue	$ 49	$ 49	$ 51	$ 51	$ 53	$ 53	$ 59	$ 59
Stock-based compensation expense	(2)	(2)	(2)	(2)	(3)	(3)	(3)	(3)
Amortization of purchased intangibles	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Amortization of internal-use software	—	—	—	—	—	—	—	—
Deferred compensation associated with Zinc Ahead acquisition	—	—	—	—	—	—	—	—
Non-GAAP cost of revenue	$ 46	$ 46	$ 48	$ 48	$ 49	$ 49	$ 55	$ 55
GAAP operating expenses	$ 72	$ 72	$ 79	$ 79	$ 81	$ 81	$ 91	$ 89
Stock-based compensation expense	(10)	(10)	(11)	(11)	(11)	(11)	(12)	(12)
Amortization of purchased intangibles	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Capitalization of internal-use software	—	—	—	—	—	—	—	—
Amortization of internal-use software	1	1	—	—	—	—	—	—
Deferred compensation associated with Zinc Ahead acquisition	—	—	—	—	—	—	—	—
Non-GAAP operating expenses	$ 62	$ 62	$ 67	$ 67	$ 69	$ 69	$ 78	$ 76
GAAP operating profit	$ 37	$ 39	$ 37	$ 38	$ 42	$ 43	$ 35	$ 38
Stock-based compensation expense	12	12	13	13	14	14	15	15
Amortization of purchased intangibles	2	2	2	2	2	2	2	2
Capitalization of internal-use software	(1)	(1)	—	—	—	—	—	—
Amortization of internal-use software	—	—	—	—	—	—	—	—
Deferred compensation associated with Zinc Ahead acquisition	—	—	—	—	—	—	—	—
Non-GAAP operating profit	$ 50	$ 52	$ 52	$ 53	$ 58	$ 59	$ 52	$ 55
GAAP operating margin	24%	24%	22%	23%	24%	24%	19%	20%
Stock-based compensation expense	7	7	8	8	8	8	8	8
Amortization of purchased intangibles	1	1	1	1	1	1	1	1
Capitalization of internal-use software	—	—	—	—	—	—	—	—
Amortization of internal-use software	—	—	—	—	—	—	—	—
Deferred compensation associated with Zinc Ahead acquisition	—	—	—	—	—	—	—	—
Non-GAAP operating margin	32%	32%	31%	32%	33%	33%	28%	29%
GAAP diluted EPS	$ 0.24	$ 0.25	$ 0.25	$ 0.25	$ 0.22	$ 0.23	$ 0.22	$ 0.25
Stock-based compensation expense	0.08	0.08	0.09	0.09	0.09	0.09	0.10	0.10
Amortization of purchased intangibles	0.01	0.01	—	—	0.01	0.01	0.01	0.01
Capitalization of internal-use software	—	—	—	—	—	—	—	—
Amortization of internal-use software	—	—	—	—	—	—	—	—
Deferred compensation associated with Zinc Ahead acquisition	—	—	—	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.11)	(0.11)	(0.11)	(0.11)	(0.07)	(0.08)	(0.10)	(0.11)
Non-GAAP diluted EPS	$ 0.22	$ 0.23	$ 0.23	$ 0.23	$ 0.25	$ 0.25	$ 0.23	$ 0.25

Copyright © Veeva Systems 2018

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Fiscal year detail – GAAP to non-GAAP reconciliation

($M)	Fiscal Year Ended January 31, 2017 — As reported	Fiscal Year Ended January 31, 2017 — ASC606 restated	Fiscal Year Ended January 31, 2018 — As reported	Fiscal Year Ended January 31, 2018 — ASC606 restated
GAAP cost of revenue	$ 174	$ 174	$ 212	$ 212
Stock-based compensation expense	(7)	(7)	(10)	(10)
Amortization of purchased intangibles	(4)	(4)	(4)	(4)
Amortization of internal-use software	(1)	(1)	(1)	(1)
Deferred compensation associated with Zinc Ahead acquisition	—	—	—	—
Non-GAAP cost of revenue	$ 162	$ 162	$ 197	$ 197
GAAP operating expenses	$ 262	$ 256	$ 323	$ 321
Stock-based compensation expense	(33)	(33)	(44)	(44)
Amortization of purchased intangibles	(4)	(4)	(4)	(4)
Capitalization of internal-use software	—	—	2	2
Amortization of internal-use software	1	1	—	—
Deferred compensation associated with Zinc Ahead acquisition	(3)	(3)	—	—
Non-GAAP operating expenses	$ 223	$ 217	$ 277	$ 275
GAAP operating profit	$ 108	$ 121	$ 151	158
Stock-based compensation expense	41	41	54	54
Amortization of purchased intangibles	8	8	8	8
Capitalization of internal-use software	(1)	(1)	(1)	(1)
Amortization of internal-use software	1	1	—	—
Deferred compensation associated with Zinc Ahead acquisition	3	3	—	—
Non-GAAP operating profit	$ 160	$ 173	$ 212	$ 219
GAAP operating margin	20%	22%	22%	23%
Stock-based compensation expense	7	7	8	8
Amortization of purchased intangibles	2	2	1	1
Capitalization of internal-use software	—	—	—	—
Amortization of internal-use software	—	—	—	—
Deferred compensation associated with Zinc Ahead acquisition	—	—	—	—
Non-GAAP operating margin	29%	31%	31%	32%
GAAP diluted EPS	$ 0.47	$ 0.53	$ 0.92	$ 0.97
Stock-based compensation expense	0.27	0.27	0.36	0.36
Amortization of purchased intangibles	0.06	0.06	0.05	0.05
Capitalization of internal-use software	—	—	(0.01)	(0.01)
Amortization of internal-use software	—	—	—	—
Deferred compensation associated with Zinc Ahead acquisition	0.02	0.02	—	—
Income tax effect of non-GAAP adjustments	(0.09)	(0.09)	(0.39)	(0.41)
Non-GAAP diluted EPS	$ 0.73	$ 0.79	$ 0.93	$ 0.96

Copyright © Veeva Systems 2018

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